UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 3, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of Owens-Illinois Group Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01           OTHER EVENTS.

On July 3, 2019, Owens-Illinois Group, Inc. (“OI Group”), the wholly-owned subsidiary of Owens-Illinois, Inc., issued a press release (the “Press Release”) announcing that its wholly-owned subsidiary, OI European Group B.V. (“OI Europe”), had issued a notice of partial redemption to holders of OI Europe’s outstanding 6.75% senior notes due 2020 (the “Notes”) calling for the redemption of €250 million aggregate principal amount of the outstanding Notes. Following the redemption, €250 million aggregate principal amount of the Notes will remain outstanding.

The redemption date will be July 12, 2019.  In accordance with the terms of the Notes and the Indenture, dated as of September 15, 2010, among OI Europe, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as registrar, Luxembourg paying agent and transfer agent (the “Indenture”), the Notes will be redeemed at a price equal to the sum of the principal amount of the Notes to be redeemed, the applicable premium calculated in accordance with the terms of the Notes and the Indenture, and the accrued and unpaid interest on the Notes up to, but not including, the redemption date. The Company intends to fund the redemption with cash on hand and revolver borrowings.

A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit
No.	Description

99.1	Press Release, dated July 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: July 3, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: July 3, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer